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                                                                   EXHIBIT 10.13

                                 IMPERIAL BANK
                                  Member FDIC

                                LOAN AGREEMENT

                          DATED AS OF: JUNE 19, 1998

This Loan Agreement (as amended or supplemented from time to time, "this Agreement"), dated as of June 19, 1998, is entered into between ROWECOM INC., a Delaware corporation (herein called "Borrower"), and IMPERIAL BANK, a California bank (herein called "Bank").

     1.   EQUIPMENT LOANS.

          a. COMMITMENT TO MAKE EQUIPMENT LOANS. Bank hereby commits, subject to all the terms and conditions of this Agreement (including, without limitation, the limitations set forth in Section 2 hereof), and prior to the termination of Bank's commitment to make Equipment Loans hereunder as hereinafter provided, to make loans to Borrower from time to time ("Equipment Loans"). The proceeds of each Equipment Loan shall be used by Borrower on the date of such Equipment Loan to purchase Qualified Equipment or reimburse Borrower for the purchase of Qualified Equipment (provided that any such reimbursement shall be for Qualified Equipment purchased within six (6) months prior to the date hereof). The amount of any Equipment Loan for any Qualified Equipment shall not exceed the full invoice purchase price of such Qualified Equipment, less (to the extent included in such invoice purchase price) the
           ----
amount of any sales taxes and freight charges payable in respect of the purchase of such Qualified Equipment or the delivery thereof to the location specified by Borrower.

          b. REQUESTS FOR EQUIPMENT LOANS. Requests for Equipment Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification (i) setting forth, in reasonable detail, (a) the amount of the requested Equipment Loan, (b) a reasonably detailed description of the equipment purchased or to be purchased with the proceeds of such Equipment Loan (including the serial number, model and make of such equipment, if applicable), and the location at which the equipment will be located, and (c) a copy of the invoices for the equipment to be financed with such Equipment Loan, (ii) that, upon the purchase thereof by Borrower, such equipment will constitute Qualified Equipment, and (iii) that no Default or Event of Default shall be continuing on the date of such requested Equipment Loan or after giving effect thereto and to the use of proceeds thereof.
Anything herein to the contrary notwithstanding, Bank shall not be obligated to make any Equipment Loan to Borrower while any Default or Event of Default shall be continuing, or if any Default or Event of Default would arise from the making of such Equipment Loan or the use of the proceeds thereof. Bank shall not be required to make any Equipment Loan requested by Borrower hereunder unless the amount of such Equipment Loan (it being understood that the Equipment Loan may finance several pieces of Qualified Equipment) is equal to at least $10,000, or, if less, the entire unused amount of Bank's commitment to make Equipment Loans hereunder.

          c. TERMINATION OF EQUIPMENT LOAN COMMITMENT; REPAYMENTS AND PREPAYMENTS OF EQUIPMENT LOANS. Bank's commitment to make Equipment Loans hereunder shall terminate on December 19, 1998, and Bank shall have no obligation hereunder to make any additional Equipment Loans to Borrower after that date. Bank's commitment to make Equipment Loans hereunder may terminate prior to December 19, 1998 in accordance with Section 11 or 12 hereof. Bank's commitment to make Equipment Loans hereunder shall also terminate on the date on which any mandatory prepayment shall be required pursuant to Section 2 hereof.

     Borrower promises to pay to Bank the aggregate principal of all Equipment Loans outstanding on December 19, 1998 in thirty (30) equal monthly installments on the last day of each calendar month commencing with the first such installment payment on December 31, 1998. Borrower promises to pay to Bank the aggregate principal of all Equipment Loans made after December 31, 1998 and still outstanding on December 31, 1998 in thirty (30) equal monthly installments on the last day of each calendar month commencing with the first such installment payment on December 31, 1998. The outstanding principal amount of Equipment Loans may be prepaid by Borrower at any time without premium or penalty. If any Qualified Equipment purchased (or refinanced) with the proceeds of any Equipment Loan is at any time sold, assigned or otherwise transferred, Borrower will prepay the outstanding principal of the Equipment Loans, on the date of such sale, assignment or transfer, in an amount equal to the fair market value of the net proceeds received by Borrower on the date of such sale, assignment or transfer after payment of any costs

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associated therewith. Any such optional or mandatory prepayments shall reduce each of the remaining installment payments of principal on the Equipment Loans in the inverse order of the maturities hereof.

     Notwithstanding anything to the contrary set forth herein, Borrower promises to pay to Bank the aggregate unpaid principal amount of all Equipment Loans on June 19, 2001, or such earlier date on which the outstanding principal of the Equipment Loans shall be declared to be or shall otherwise become due and payable pursuant to Section 2, 11 or 12 hereof (June 19, 2001 or such earlier date being called the "Equipment Loan Maturity Date".)

          d. EQUIPMENT NOTE. The obligations of Borrower in respect of the Equipment Loans and any interest accrued thereon shall be evidenced by a Promissory Note executed and delivered to Bank on the date hereof, in the face amount of $500,000 ("Equipment Note"). Borrower hereby irrevocably authorizes Bank to make appropriate notations on any Schedule attached to the Equipment Note, which notations, if made, shall evidence the date of, the outstanding principal of, and payments on the Equipment Loans evidenced thereby. Bank's notations on any Schedule attached to the Equipment Note shall constitute rebuttable presumptive evidence of the principal amount of Equipment Loans outstanding, but any failure to record any information on any such Schedule shall not limit or affect the obligations of Borrower hereunder or under the Equipment Note to make payments of principal or interest on the Equipment Loans when due.

     2. SPECIAL PAYMENT OBLIGATION. Borrower will prepay all of its outstanding obligations under this Agreement and the other Loan Documents on the date that is three business days prior to the date on which Borrower shall pay or be required to pay any dividend on, or make or be required to make any distribution on or in respect of, any of its capital stock, or shall make or be required to make any payment or distribution in respect of the purchase, repurchase, redemption or other acquisition of any of its capital stock.

     3. INTEREST. Borrower promises to pay to Bank interest on the aggregate outstanding principal amount of Equipment Loans at the rate of one percent (1.0%) per annum in excess of the Prime Rate. Interest shall be computed at the above rates on the basis of the actual number of days elapsed divided by 365, which shall for interest computation purposes be considered one year. Interest accrued on the outstanding principal of the Equipment Loans shall be payable in arrears on the first day of each calendar month.

     4. DEFAULT INTEREST. Upon the occurrence and during the continuance of any Event of Default, the entire unpaid principal of the Equipment Note, and, to the extent permitted by applicable law, all interest, fees, charges and other sums that may be due and payable under this Agreement or any other Loan Document, shall bear interest at the rate of five percent (5%) per year in excess of the rate otherwise applicable to such principal, as it may vary from time to time, and shall be payable upon demand by Bank.

     5. PAYMENTS. All payments required to be made by Borrower to Bank hereunder or under any of the Loan Documents shall be made at the SANTA CLARA REGIONAL OFFICE OF BANK AT 226 AIRPORT PARKWAY, SAN JOSE, CALIFORNIA, on or prior to 11:00 a.m., San Jose time, on the due date of such payment, without any set-off or counterclaim, and in immediately available funds. Any partial payments of the obligations of Borrower hereunder or under any of the other Loan Documents, except where this Agreement or any other Loan Document otherwise specifies, shall be applied first, to any charges, sums or other amounts (other
                            -----
than principal or interest) due and payable under the Loan Documents, second, to
                                                                      ------
accrued and unpaid interest, and third, to the principal of the Equipment Note.
                                 -----

     6. SECURITY. All of the obligations of Borrower to Bank under this Agreement, the Equipment Note, and the other Loan Documents shall be secured by and entitled to the benefit of certain Collateral. Reference is made to the Loan Documents for a complete description of the Collateral, and of the rights of Bank with respect thereto.

     7. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables. The "amount" of any Accounts shall be determined in accordance with generally accepted accounting principles.

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          "Ancillary Documents" means, collectively, (i) Borrower's Certificate of Incorporation, as amended and in effect from time to time, and (ii) each other agreement designated by Borrower and Bank from time to time as an "Ancillary Document" for purposes of this Agreement and the other Loan Documents.

          "Associated Person" means (i) any person that is an affiliate of Borrower (including, without limitation, any officer or director of Borrower),
(ii) any Family Member of any individual Associated Person described in clause
(i), (iii) any corporation, partnership, limited liability company or other entity (other than Borrower) that controls or is controlled by any Associated Person described in clause (i) or (ii), (iv) any Investor, and (v) any corporation, partnership, limited liability company or other entity (other than Borrower) that controls or is controlled by any Investor.

          "Cash Proceeds" means, with respect to any Financing, the aggregate amount of cash proceeds actually received by Borrower from and upon the completion of the issuance and sale by Borrower of securities in such Financing.

          "Change of Control" means any event or series of events (including, without limitation, any consolidation, merger, issue or sale of capital stock or other securities, reorganization, voting agreement or otherwise) by which the holders of Borrower's outstanding capital stock as of the date of this Agreement shall cease to own and control, both legally and beneficially, with full power to vote, shares of capital stock of Borrower having voting power equal to at least sixty percent (60%) of the voting power of all outstanding shares of capital stock of Borrower having voting power under ordinary circumstances to elect the Board of Directors of Borrower.

          "Collateral" means any and all property of Borrower which is or shall be assigned to Bank as security or in which Bank now has or hereafter acquires a security interest to secure the payment and performance of any of the obligations of Borrower to Bank under this Agreement or any of the other Loan Documents.

          "Default" means any of the events specified in Section 11(i) through 11(xi) hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

          "Event of Default" is defined in Section 11 hereof.

          "Family Member" means, in relation to any individual, any spouse, parent, grandparent, aunt, uncle, child, grandchild, brother or sister of such individual, the spouse of any of the foregoing, or any trust established exclusively for the benefit of any of such persons.

          "Financing" means any transaction or series of related transactions involving the issuance and sale by Borrower at any time after the date hereof of equity securities of Borrower or securities convertible into, exercisable for or carrying any rights to purchase or acquire any equity securities of Borrower, excluding, however, the issuance and sale of capital stock, or options to
---------- -------
purchase capital stock, to officers, directors or employees of, or consultants to, Borrower in their respective capacities as such, and the issuance of capital stock of Borrower pursuant to warrants described in Schedule 9(f) attached
                                                    -------- ----
hereto.

          "Indebtedness for Borrowed Money" means, in relation to any person at any time, (i) all indebtedness of such person for borrowed money (including all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid), all indebtedness of such person relative to the face amount of all letters of credit, whether or not drawn, all indebtedness of such person constituting capitalized lease obligations, and all other obligations of such person for the deferred purchase price of property or services (other than in the ordinary course of business), and (ii) all contingent obligations of such person in respect of any indebtedness of any other persons of the kind described in clause (i) of this definition.

          "Loan Documents" means, collectively, (i) this Agreement, (ii) each of the following documents or instruments executed by Borrower and delivered to Bank in connection with the financing arrangements contemplated hereby: the Equipment Note and the Security Agreement, and (iii) each other instrument or agreement, including each of the Subordination Agreements, evidencing, guarantying or securing any of the obligations of Borrower to Bank under this Agreement or any other Loan Document, in each case, as amended and in effect from time to time.

          "Materially Adverse Effect" means, in relation to any event, occurrence or development, (i) a material adverse effect on the business, property, operations or financial condition of Borrower, (ii) a material adverse effect on

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the ability of Borrower to perform any of its or his obligations, covenants or agreements under this Agreement or any other Loan Document, or (iii) a material impairment of the validity or enforceability of any Loan Document, or a material impairment of the rights, remedies or benefits available to Bank under any Loan Document.

          "Qualified Equipment" means equipment used or useful in the ordinary course of business of Borrower that will be owned by Borrower free and clear of any liens, security interests or other encumbrances, other than security interests in favor of Bank or otherwise permitted hereunder.

          "Qualified Financing" means a Financing involving exclusively the issuance and sale by Borrower of shares of Borrower's convertible preferred stock, for or in consideration of Cash Proceeds actually received by Borrower at the initial closing thereof of $2,000,000 or more.

          "Quick Ratio" means, as at any time, the ratio equal to (i) the sum of
(A) all cash and cash equivalents of Borrower and its subsidiaries, plus (B) the
                                                                    ----
amount of all of Borrower's Accounts (excluding Accounts from affiliates and other Accounts which in Borrower's reasonable judgment are not collectable),

divided by (ii) the consolidated current liabilities of Borrower and its
------- --
subsidiaries.

          "Subordination Agreements" means the Subordination Agreement, dated as of the date hereof, executed by Rowe Communications Ltd. in favor of the Bank.


     8. FINANCIAL INFORMATION. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years.

     9. WARRANTIES. In order to induce Bank to make loans to Borrower under this Agreement, Borrower represents and warrants to Bank that (each of which representations will be deemed repeated as of the date of any Equipment Loan hereunder as if made on such date):

          a. ORGANIZATION; POWER AND AUTHORITY. Borrower is duly organized and existing in the State of its incorporation; this Agreement and each of the other Loan Documents has been duly and validly executed and delivered by Borrower; and the execution, delivery and performance by Borrower of this Agreement and each other Loan Document are within Borrower's corporate powers, have been duly authorized by Borrower, and are not in conflict with any applicable law or with the terms of Borrower's Certificate of Incorporation or by-laws, as amended, or any indenture, material agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected. The obligations of Borrower set forth in the Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject, however, to any applicable bankruptcy or
                             -------  -------
insolvency laws affecting generally the enforcement of creditors' rights against Borrower, and to the discretion of any court with respect to the enforcement of any equitable remedies.

          b. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower that could reasonably be expected to have a Materially Adverse Effect, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

          c.   FINANCIAL CONDITION.

     i. The unaudited balance sheet of Borrower as of September 30, 1997, and the related unaudited income statement and cash flows of Borrower, and the unaudited balance sheet of Borrower as of December 31, 1997, and the related unaudited income statement and cash flows of Borrower (collectively, "Financials"), copies of which have heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit, and not subsequently supplemented, modified or amended in writing to Bank, fairly present the financial condition of Borrower as of the dates thereof and the results of the operations of Borrower for the periods covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained, subject to the absence of footnotes and to normal end-of-period adjustments. Since December 31, 1997, there have been no events or occurrences which, individually or in the aggregate, have had or are reasonably likely to have a Materially Adverse Effect. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet which are required under generally accepted accounting principles to be so reflected, and Borrower has not entered into any special commitments or substantial contracts since the date of such balance sheet, other than commitments or contracts entered into in the ordinary and normal course of its business which could not reasonably be expected to

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have a Materially Adverse Effect. Except for Borrower's obligations under the
Loan Documents, and the Indebtedness for Borrowed Money reflected in Schedule
                                                                     --------
10(b)(iv) attached hereto, Borrower has no Indebtedness for Borrowed Money.
---------

     ii. The projected consolidated financial statements of Borrower and its subsidiaries for the fiscal years ending December 31, 1998, ("Projections"), copies of which have heretofore been delivered by Bank to Borrower, as the same have been updated by Borrower verbally or in writing to Bank prior to the date hereof, have been prepared on the basis of the assumptions accompanying them and reflect the best good faith estimates by Borrower of the performance of Borrower for the periods covered thereby, and the financial condition of Borrower as of the dates thereof, based on such assumptions.

          d. TRADEMARKS, PATENTS, COPYRIGHTS. Borrower, as of the date hereof, possesses all trademarks, service marks, trade names, copyrights, patents, patent rights, and licenses that are necessary to conduct its business as now operated, without any known conflict with any trademarks, trade names, copyrights, patents or license rights of others. Schedule 9(d) sets forth a
                                                  -------- ----
true and complete list and description of each (i) patent or patent application held or filed by Borrower, (ii) registered trademark or service mark, or trademark or service mark registration application, held or filed by Borrower, and (iii) material copyright of Borrower, and, with respect to each such copyright, whether such copyright has been registered by Borrower or whether Borrower has applied for any such registration.

          e. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes.

          f.   SUBSIDIARIES; CAPITALIZATION:  Schedule 9(f) sets forth a true
                                              -------------
and complete list of authorized capital stock of Borrower of each series or class, the number of shares of capital stock of each series or class of Borrower outstanding as of the date hereof, and the holder of such capital stock. Except as set forth on Schedule 9(f), there are no outstanding options, warrants,
                -------- ----
subscription rights or other rights to purchase or acquire any capital stock of Borrower, and there are no outstanding securities convertible into or exchangeable for any capital stock of Borrower. The Borrower has no subsidiaries.

          g.   PROPERTIES.  Schedule 9(g) sets forth a true and complete list of
                            -------- ----
all real property owned or leased by Borrower, the address of such property and the business conducted by Borrower at such property.

          h.   AFFILIATE TRANSACTIONS.  Except as described in Schedule 9(h)
                                                               -------------
attached hereto, Borrower is not a party to or otherwise bound by any written or oral contracts with any Associated Person. Except as described on Schedule
                                                                   --------
9(h), there is no Indebtedness for Borrowed Money owing by Borrower to any Associated Person, and there is no Indebtedness for Borrowed Money owing by any Associated Person to Borrower. Borrower has delivered to Bank a true and complete copy of each contract (or, where such contract is oral, a true and complete description thereof) described in Schedule 9(h).
                                           -------------

          i. OTHER REPRESENTATIONS. Each of the representations and warranties of Borrower in any of the other Loan Documents is true and correct.

     10.  COVENANTS.

          a. CERTAIN AFFIRMATIVE COVENANTS. Borrower affirmatively covenants that so long as any obligations of Borrower to Bank under this Agreement or any other Loan Document remain outstanding or any commitment of Bank to make loans to Borrower hereunder remains outstanding, Borrower will:

     i. BANKING RELATIONSHIPS. Maintain with Bank all of its primary banking and transaction accounts, including accounts to hold cash or cash equivalent balances from the proceeds of the issuance of Borrower's securities, upon terms which are reasonably similar to terms provided to other customers of Bank similarly situated. Notwithstanding the foregoing, Borrower may use the transaction accounts currently maintained by Borrower with Bank One for the Borrower's business consistent with past practices.

     ii.  REPORTING.

          (A) Within 30 days after each month-end, deliver to Bank an accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to Borrower's general ledger, and an inventory certification outlining both inventory composition and activity for the month. All the foregoing will be in form satisfactory to Bank.

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          (B) Within 30 days after each month-end, deliver to Bank a balance sheet of Borrower as at the end of such month, together with related statements of operations and cash flows for such month, in form satisfactory to Bank, all certified as to fairness of presentation by the chief financial officer of Borrower.

          (C) Within 90 days after the end of each fiscal year of Borrower, deliver to Bank a balance sheet of Borrower as at the end of such fiscal year, together with the related statements of operations and cash flows for such fiscal year, and together with a Cash Flow Statement, prepared on an audited basis with an unqualified opinion by an independent certified public accountant selected by Borrower but reasonably acceptable to Bank.

          (D) Promptly upon completion thereof, and in any event not later than March 1 of each fiscal year, deliver to Bank a copy of the annual business plan and budget for such fiscal year, including budgeted results for each fiscal quarter and for the fiscal year as a whole, and upon the delivery of any financial statements relating to any period included in such budget, a summary comparing the actual financial performance of Borrower during such period to that shown in the budget.

          (E) Deliver to Bank, promptly upon Bank's request, all other information relating to the affairs or business of Borrower as Bank may reasonably request.

     iii. OTHER NOTICES.

          (A) Promptly upon obtaining knowledge thereof, deliver to Bank written notice of the occurrence of any Default or Event of Default, or of any event which has had, or is reasonably likely to have, a Materially Adverse Effect.

          (B) Until completion of the Qualified Financing, deliver to Bank at least ten (10) days prior written notice of each Financing and the anticipated closing date therefor; and promptly upon Borrower's receipt thereof, deliver to Bank true and complete copies of all term sheets, expressions of interest or commitment letters for any proposed Financing, including any draft versions thereof, and any documents or instruments governing any proposed Financing, including any draft versions thereof, and promptly notify Bank of any material development (whether positive or negative) in Borrower's discussions with investors or strategic partners with respect to any Financing (provided that Borrower shall not be required to disclose any information related to trade secrets or other confidential technical information of third parties which Borrower has agreed to keep confidential).

     iv. COMPLIANCE CERTIFICATE. Together with the financial statements described in paragraph (ii)(A) for any month, deliver to Bank a certificate, prepared and signed by the chief financial officer of Borrower, certifying as to
(A) compliance by Borrower with the covenants set forth in paragraphs 10(b)(i) and (ii) hereof for the relevant period most recently ended, and showing, in reasonable detail, the calculations necessary to demonstrate such compliance and
(B) the absence of any Default or Event of Default.

     v. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises, licenses and other authorities adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and maintain and preserve its corporate existence and good standing.

     vi. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property including, but not limited to, the Collateral against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. At the request of Bank, Borrower will provide evidence of property and casualty and general liability insurance in amounts and types reasonably acceptable to Bank. Bank will be named as Loss Payee and Additional Insured on such policies.

     vii. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all of its indebtedness and other liabilities, except to the extent and so long as:

          (A) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any material adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

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           (B) it shall have set aside on its books reserves segregated (to the extent required by generally accepted accounting practice) and adequate with respect thereto.

     viii. RECORDS AND REPORTS. Maintain a system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; and permit Bank's representatives to have access to, and to examine, its properties, books and records on Borrower's site at all reasonable times.

     ix. FURTHER ASSURANCES. Borrower hereby agrees that it will, upon the request of Bank from time to time at its own expense, promptly execute and deliver all such further instruments including, documents or agreements that Bank shall require, and take all such further action that may be necessary or appropriate, or that Bank may reasonably request, in order to perfect, preserve or protect any liens granted or purported to be granted under the Loan Documents, to enable Bank to exercise and enforce any of its rights or remedies under this Agreement or any of the other Loan Documents or otherwise to carry out the intent of this Agreement or any of the other Loan Documents.


           b. CERTAIN NEGATIVE COVENANTS. Borrower agrees that so long as any obligations of Borrower to Bank under this Agreement or any of the Loan Documents remain outstanding, or any commitment of Bank to make any loans to Borrower remains outstanding, Borrower will not without Bank's written consent:

     i. QUICK RATIO. Permit the Quick Ratio, as at the last day of any month (i) through December 31, 1998, to be less than 1.50:1 and (ii) after December 31, 1998, to be less than 1.10:1.

     ii. CONSOLIDATED NET OPERATING LOSSES. Permit the consolidated net operating losses for the Borrower and its subsidiaries for any month to exceed 120% of Borrower's consolidated net operating loss for such month reflected in Borrower's budget, dated April 1998, delivered to Bank prior to the date of this Agreement.

     iii. TYPE OF BUSINESS. Make any material change in the character of its business.

     iv. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness for Borrowed Money other than (A) loans from Bank, (B) obligations existing on the date hereof set forth on Schedule 10(b)(iv), or (C) Indebtedness
                                         ------------------
for Borrowed Money of Borrower incurred after the date of this Agreement in the form of capitalized lease obligations, provided, however, that the aggregate amount of such capitalized lease obligations shall not exceed $500,000.

     v. LIENS AND ENCUMBRANCES. Create, incur, assume or permit to exist any mortgage, pledge, encumbrance, lien (except for liens for taxes not yet due and payable or other similar liens incurred in the ordinary course of Borrower's business) or charge of any kind upon any asset now owned or hereafter acquired by it, other than (A) liens in Bank's favor, (B) existing liens set forth on

Schedule 10(b)(v), (C) liens of mechanics, warehousemen and other similar liens
-----------------
which are either (1) in existence less than 120 days from the date of creation in respect of obligations not yet due, or (2) being contested in good faith by Borrower and bonded pending the resolution of such dispute, and (D) liens over leased equipment securing capitalized lease obligations of Borrower permitted by
Section 10(b)(iv).

     vi. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Except as otherwise set forth below, make any loans or advances to any person or other entity, other than to employees for relocation, travel or other business expenses in the normal and ordinary course of its business; or make any investment in the securities of any person or other entity, other than the United States Government; or guarantee or otherwise become liable upon the obligations of any other person or entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business; or make any other investments.

     vii. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or, except in the ordinary and normal course of its business, sell (including without limitation the selling of any property or other asset accompanied by leasing back of same, other than obsolete assets or assets no longer used or useful in Borrower's business) any property or assets. Upon any sale of any property or assets not permitted hereunder, Borrower shall pay to Bank, immediately upon receipt by Borrower, all of the net proceeds of such sale, for application by Bank to the outstanding obligations of Borrower under the Loan Documents in such manner as Bank shall deem appropriate.

     viii. DIVIDENDS, DISTRIBUTIONS, RESTRICTED PAYMENTS. Declare or pay any dividend or make any other distribution on or in respect of any capital stock of Borrower or any other securities convertible or exchangeable for any capital stock of Borrower; make any payment in respect of the purchase, repurchase, redemption or retirement of any of such capital stock or other securities; or make any payment, prepayment or other distribution on, or payment or distribution in respect of the purchase, repurchase, retirement or other acquisition of, any Indebtedness for Borrowed Money or other liability, of Borrower to any Associated Person. This paragraph (vii) shall not prohibit the payment by Borrower of any salaries or bonuses to employees, or the making by Borrower of any loans or advances to employees, in each case in the normal and ordinary course of business of Borrower consistent with past practices.

     ix. TRANSACTIONS WITH ASSOCIATED PERSONS. Engage in any transactions with any Associated Person, except transactions in the ordinary and normal
                            ------
course of business which (A) include only terms and conditions that are fair and equitable to Borrower, (B) do not violate or otherwise conflict with any of the terms and provisions of this Agreement or any of the Loan Documents, (C) require the payment of no fees, charges or commissions by Borrower to any Associated Person, and (D) involve terms no less favorable to Borrower than would be the terms of a similar transaction with any person other than an Associated Person.

     x. CHANGE OF CONTROL TRIGGERING EVENTS. Enter into or undertake any transaction, arrangement or agreement (whether a consolidation, merger, issue or sale of capital stock or other securities, reorganization, voting agreement or otherwise) that will or could reasonably be expected to result in a Change of Control.

     xi    FORMATION OF NEW SUBSIDIARIES.  Create any new subsidiaries.

     xii. AMENDMENT OF CERTAIN DOCUMENTS. Amend, restate or otherwise modify, or waive any of its rights under, (A) any agreements, instruments or contracts (whether written or oral) between Borrower and any Associated Person, or (B) any Ancillary Documents (except for amendments to Borrower's Certificate of Incorporation upon and in connection with the closing of the Qualified Financing).

     11. EVENTS OF DEFAULT; REMEDIES. Should any of the following events occur (any such event being referred to as an "Event of Default"): (i) Default by Borrower in the payment of any obligation of Borrower under this Agreement or any of the other Loan Documents; (ii) default by Borrower of any agreement, promise or covenant of Borrower under Section 10.a(iii) or (vi) or 10.b; (iii) default by Borrower in the due performance or observance of any of the agreements, promises or covenants of Borrower under any of the Loan Documents, other than any such agreements, promises or covenants described in clause (i) or
(ii) above, which default shall continue unremedied for ten or more days following written notice thereof from Bank to Borrower; (iv) any default or event of default by Borrower under any Ancillary Document; (v) any material representation or warranty of Borrower set forth in any of the Loan Documents, or in any certificate, instrument or statement delivered to Bank pursuant to any Loan Documents, shall be untrue or incorrect in any material respect when made;
(vi) Borrower shall default in the payment when due (whether at stated maturity, by acceleration or otherwise) of $50,000 or more of any Indebtedness for Borrowed Money; (vii) Borrower shall default in the observance or performance of any term, covenant or agreement contained in any instrument governing or evidencing any Indebtedness for Borrowed Money, and such default shall permit the holders of such Indebtedness for Borrower Money to declare immediately due and payable or otherwise accelerate Indebtedness for Borrowed Money in an aggregate amount exceeding $50,000; (viii) any Change of Control shall occur;
(ix) Borrower shall become insolvent or make an assignment for the benefit of creditors; (x) Borrower shall apply for or consent to or shall permit or suffer to exist the voluntary or involuntary appointment of a trustee, receiver, custodian, or liquidator of all or any material part of its or his property; or
(xi) Borrower shall have commenced against it, or shall voluntarily commence, any bankruptcy, reorganization or other similar proceeding under bankruptcy or insolvency laws or any dissolution, winding up or liquidation proceeding, which, in the case of any such involuntary proceeding, shall have been consented to by Borrower, as applicable, shall have resulted in entry of an order for relief against Borrower, as applicable, or shall have remained undismissed, undischarged or unbonded for a period of more than 60 days; then, in any such
                                                            ----
event, Bank may, at its option and without demand first made and without further notice to Borrower, do any one or more of the following: (a) terminate its obligation to make loans (including, without limitation, any Equipment Loans) to Borrower; (b) declare all obligations of Borrower to Bank under this Agreement and the other Loan Documents immediately due and payable; and (c) proceed to enforce all or any of its rights under any of the Loan Documents or available at law or in equity. In the event Bank sells or disposes of any Collateral, and a sufficient sum is not realized from any such sale or disposition to pay all obligations of Borrower to Bank under this Agreement, any of the other Loan Documents or otherwise, Borrower shall be liable to Bank for any deficiency.

     12. ATTACHMENT, ETC. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by any Federal or State government or any department thereof relating to an amount unpaid or in dispute in excess of $50,000 and is not withdrawn or discharged within ten days following knowledge thereof by Borrower, the commitment of Bank to make loans (including, without limitation, any Equipment Loans) to Borrower hereunder shall immediately terminate and all obligations hereunder or under any of the Loan Documents shall immediately become due and payable without demand, presentment or notice of any kind.

     13. SETOFF. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from Bank to Borrower, and any securities or other investments or property of Borrower in the possession of Bank, may be applied to or set off against any obligations of Borrower to Bank under this Agreement or any other Loan Document.

     14. FEES. Borrower shall pay to Bank on the date of the first Equipment Loan hereunder, a non-refundable arrangement fee in an amount equal to $2000.

     15. REIMBURSEMENT OBLIGATIONS. Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expenses incurred in connection with the enforcement of any term or provision of this Agreement, any of the other Loan Documents and the consideration and/or conduct of any proposed or actual "workout" of any of the obligations of Borrower under this Agreement or any of the other Loan Documents, and the structuring, preparation, negotiation, review, execution, or delivery of this Agreement, any of the other Loan Documents or amendments or waivers hereunder or thereunder, or any related documents (whether or not any of the same become effective). ALL SUCH COSTS AND EXPENSES ACCRUED UNDER THIS AGREEMENT, THE OTHER LOAN DOCUMENTS THROUGH THE DATE OF THIS AGREEMENT SHALL BE PAID BY BORROWER UPON AND IN CONNECTION WITH BANK'S EXECUTION AND DELIVERY OF THIS AGREEMENT.

     16. INDEMNIFICATION. Indemnify and hold free and harmless Bank and each of its shareholders, officers, directors, employees, agents, subsidiaries and affiliates ("Indemnified Parties"), upon demand, from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages and expenses (collectively, "Claims") actually incurred in connection with any of the financing transactions contemplated by any of the Loan Documents (irrespective of whether such Indemnified Party is a party to the action for which indemnification is sought), including all reasonable fees and disbursements of counsel, all amounts paid in settlement (provided that Borrower will not be responsible for any such amounts paid in any settlement that was not consented to by Borrower in advance) and all court costs incurred from time to time by the Indemnified Parties or any of them, and all liabilities and expenses that may arise under any environmental laws in respect of the Borrower's properties or operations, provided that Borrower shall not be responsible
                          --------
hereunder for any Claims arising out of the gross negligence or willful misconduct of any Indemnified Party.

     17. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder or under any Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, not exclusive of, any other rights or remedies provided in any of the Loan Documents or at law or in equity.

     18. CHOICE OF LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING THEREIN, AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN ANY MANNER PERMITTED BY CALIFORNIA LAW. EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

     19. AMENDMENT AND WAIVER. This Agreement is subject to modification only by a writing signed by Bank and Borrower. Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

     20. DATE OF AGREEMENT. This Agreement is executed by and on behalf of the parties as of June 19, 1998.


     ROWECOM INC.                            IMPERIAL BANK
     "BORROWER"                              "BANK"


     By:_______________________________      By:_______________________________

     Title:____________________________      Title:____________________________

                                             By:_______________________________

                                             Title:____________________________

                       AMENDMENT NO. 1 TO LOAN AGREEMENT
                       ---------------------------------

          AMENDMENT NO. 1, dated as of September 23, 1998, to the Loan Agreement, dated as of June 19, 1998 (the "Loan Agreement"), between (i)
                                           --------------
ROWECOM, INC., a Delaware corporation, ("Borrower"), and (ii) IMPERIAL BANK, a
                                         --------
bank organized under the laws of the State of California ("Bank").
                                                           ----

                                   RECITALS
                                   --------

          The Borrower and the Bank have agreed to amend certain of the provisions contained in the Loan Agreement, all as set forth in this Amendment No. 1 ("this Agreement").
        --------------

          Accordingly, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1.  DEFINITIONS.  Unless otherwise defined herein, terms defined
                   -----------
in the Loan Agreement are used herein as therein defined.

                                  ARTICLE II

                                  AMENDMENTS
                                  -----------

     Effective on and as of September 23, 1998 ("Effective Date"), subject
                                                 --------------
always to the provisions of Article III, the Loan Agreement is hereby amended in
                            -----------
each of the following respects:

     SECTION 2.1.  REVOLVING LOANS.  The following new Section 1A is hereby
                   ---------------                     ----------
inserted in the Loan Agreement immediately following Section 1 thereof:
                                                     ---------

     1A.  REVOLVING LOANS.

               a. COMMITMENT TO MAKE REVOLVING LOANS. Bank hereby commits, subject to all the terms and conditions of this Agreement, and prior to the termination of Bank's commitment to make Revolving Loans hereunder as hereinafter provided, to make loans to Borrower from time to time ("Revolving Loans") in such amounts up to, but not exceeding in the aggregate unpaid principal balance at any time, the Commitment Amount at such time. Bank's commitment to make Revolving Loans hereunder shall terminate on September 23, 1999, and Bank shall have no obligation hereunder to make any Revolving Loans to Borrower after that date. Bank's commitment to make Revolving Loans hereunder may terminate prior to September 23, 1999 in accordance with Section 11 or 12 hereof. Bank's commitment to make Revolving Loans hereunder shall also terminate on the date on which any mandatory prepayment shall be required pursuant to
     Section 2 hereof.
     ---------

               b. REQUESTS FOR REVOLVING LOANS. Each request for a Revolving Loan hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification (i) setting forth, in reasonable detail, a list of the Eligible Accounts that will be financed with the proceeds of such Revolving Loan, and evidence based on the definition of Eligible Accounts and the Borrowing Base establishing to the reasonable satisfaction of Bank that Borrower is entitled to the amount of such Revolving Loan based solely on the listed Eligible Accounts, (ii) that on the date of such Revolving Loan, and before and after giving effect to such Revolving Loan, all representations and warranties of Borrower set forth herein and in the other Loan Documents will be true and correct, and
     (iii) that no Default or Event of Default shall be continuing on the date of such Revolving Loan, either before or after giving effect to such Revolving Loan or the application by Borrower of the proceeds thereof. Anything herein to the contrary notwithstanding, Bank shall not be obligated to make any Revolving Loan to Borrower while any Default or Event of Default shall be continuing, or if any Default or Event of Default would arise from the making of such Revolving Loan or the application of the proceeds thereof. All proceeds of Revolving Loans shall be used by Borrower for working capital purposes.

               c. REPAYMENT OF REVOLVING LOANS. Borrower promises to pay to Bank the aggregate outstanding principal of each Revolving Loan on the earliest to occur of (i) the 85/th/ day after the date of such Revolving Loan, (ii) September 23, 1999, or (iii) such earlier date on which the outstanding principal of the Revolving Loans shall be declared to be or shall otherwise become due and payable pursuant to Section 11, 12 or 2
                                                        ----------  --    -
     hereof (September 23, 1999 or such earlier date described in clause (iii) being called the "Revolving Loan Maturity Date"). The outstanding principal amount of the Revolving Loans may be prepaid by Borrower at any time.

          If the outstanding principal of Revolving Loans at any time exceeds the Borrowing Base (based on the most recently furnished list of Eligible Accounts), Borrower will immediately prepay the outstanding Revolving Loans by the amount of such excess. Borrower and Bank acknowledge that in order to comply with the provisions of this paragraph, the Borrower will be required to pay to Bank approximately eighty percent (80%) of the proceeds of each Eligible Account, upon receipt thereof by Borrower.

               d. REVOLVING NOTE. The obligations of Borrower in respect of the Revolving Loans and any interest accrued thereon shall be evidenced by a Promissory Note executed and delivered to Bank on the effective date of Amendment No. 1, in the face amount of $4,000,000 ("Revolving Note"). Borrower hereby irrevocably authorizes Bank to make appropriate notations on any Schedule attached to the Revolving Note, which notations, if made, shall evidence the date of, the outstanding principal of, and payments on the Revolving Loans evidenced thereby. Bank's notations on any Schedule attached to the Revolving Note shall constitute rebuttable presumptive evidence of the aggregate principal amount of the Revolving Loans outstanding, but any failure to record any information on any such Schedule shall not limit or affect the obligations of Borrower hereunder or under the Revolving Note to make payments of principal or interest on the Revolving Loans when due."

     SECTION 2.2.  INTEREST.  Section 3 of the Loan Agreement is hereby
                   --------   ---------
amended in each of the following respects:

          (a) by adding the following new sentence immediately after the second sentence of such Section 3:
                      ---------

               "Borrower promises to pay to Bank interest on the outstanding principal amount of each Revolving Loan at the rate of one-half percent (.5%) per annum in excess of the Prime Rate."; and

          (b) by adding the following phrase immediately after the term "Equipment Loans" in the last sentence of such Section 3:

               "and on the outstanding principal of Revolving Loans"

     SECTION 2.3.  DEFAULT INTEREST.  Section 4 of the Loan Agreement is hereby
                   ----------------   ---------
amended by adding the following phrase immediately after the term "Equipment Loans", in each case where such term is used in Section 4: ", the entire
                                                ---------
outstanding principal amount of Revolving Loans".

     SECTION 2.4.  PARTIAL PAYMENTS.  Section 5 of the Loan Agreement is hereby
                   ----------------   ---------
amended by adding the following phrase to the end of the last sentence of such
Section 5: "and the unpaid principal of the Revolving Loans, in such order as
---------
Bank shall determine."

     SECTION 2.5.  DEFINED TERMS.  Section 7 of the Loan Agreement is hereby
                   -------------   ---------
amended in each of the following respects:

          (a)  NEW DEFINED TERMS.  The following new defined terms are hereby
               -----------------
     added to such Section 7 in appropriate alphabetical order:
                   ---------

               "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

               "Amendment No. 1" means Amendment No. 1 to the Loan Agreement, dated as of September 23, 1998.

               "Borrowing Base" means, at any time, 80% Eligible Accounts at such time.

               "Commitment Amount" means an amount equal to the lesser of the Maximum Revolving Credit Commitment or the Borrowing Base.

               "Eligible Accounts" means all of Borrower's Accounts that (A) are approved by Bank, and (B) do not include (i) Account balances over seventy-five (75) days from invoice date, (ii) all Accounts against which the account debtor or any other person obligated to make payment thereon shall have asserted any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account (but only to the extent of such claim, defense or offset), (iii) fifty percent (50%) of otherwise Eligible Accounts with respect to which 25% or more of the account debtor's total accounts or obligations outstanding to Borrower are more than 90 days from invoice date, (iv) for Accounts representing more than 25% of Borrower's total Accounts, the balance in excess of the 25%, (v) Accounts with respect to international transactions, unless Bank shall have given its written consent, in each case, or unless such Account is insured by an insurance company acceptable to Bank or covered by letters of credit issued or confirmed by a bank acceptable to Bank, (vi) Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower, (vii) Accounts where the account debtor is a seller to Borrower, whereby a potential offset (contra) exists,
     (viii) Accounts for consignment or guaranteed sales, (ix) bill and hold Accounts, (x) collection Accounts, (xi) distributor sample Accounts, whereby accounts are offset by commissions payable, (xii) government receivables, unless formally assigned to Bank in accordance with the Federal Assignment of Claims Act or applicable state law, (xiii) Accounts for pre-billings, and (xiv) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors. Eligible Accounts will be designated by Bank and Borrower each month promptly upon releasing of the Account information required by this Agreement, and verified or updated at the time of each request for Revolving Loans with respect to the Accounts that will be financed with the proceeds of such Revolving Loan."

               "Maximum Revolving Credit Commitment" means $4,000,000.

          (b)  LOAN DOCUMENTS.  The term "Loan Documents" shall include the
               --------------
     Revolving Note and Amendment No. 1.

     SECTION 2.6.  ACCOUNTS RECEIVABLE.  The first sentence of Section
                   -------------------                         -------
10.a.ii.(A) is hereby amended to read in its entirety as follows:
-----------

          "(A) Within two business days after the end of each week, deliver to Bank an aging of Borrower's Eligible Accounts, itemized for each Eligible Account financed hereunder; and within 30 days after each month-end, deliver to Bank an accounts receivable aging reconciled to the general ledger of Borrower, and a detailed accounts payable aging reconciled to Borrower's general ledger.

          SECTION 2.7.  INSPECTION.  The following new Section 10.a.x is hereby
                        ----------                     --------------
added to the Loan Agreement immediately after Section 10.a.ix:
                                              ----------------

          "x.  INSPECTION.  Permit, and cause each of its subsidiaries to
               ----------
     permit, Bank or any of its representatives, at reasonable times and intervals during ordinary business hours and with reasonable advance notice, to visit any of its offices and properties, discuss financial matters relating to Borrower or any of its subsidiaries with its officers and independent public accountants (and the Borrower hereby authorizes its independent public accountants to discuss its financial matters with Bank or any of its representatives), and examine and make abstracts or photocopies from any of its books or other corporate records, all at the expense of Borrower for any charges imposed by such accountants or for making such abstracts or photocopies. In furtherance of the foregoing, from time to time at Bank's request (and as often as the occasion may arise), Borrower will deliver to its independent public accountants written authorization and instruction to discuss the financial affairs of Borrower and its subsidiaries with Bank or any of its representatives."

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             ---------------------

     Each of the amendments and waivers under the Loan Agreement set forth in
Article II of this Agreement shall be effective and in full force and effect
----------
from and after the Effective Date, provided that each of the following
                                   --------
conditions precedent shall first be satisfied:

     SECTION 3.1.  PROMISSORY NOTE.  The Bank shall have received a Promissory
                   ---------------
Note, in the form attached hereto as Exhibit A (the "Revolving Note"), duly
                                     ------- -       ---------
executed by the Borrower.

     SECTION 3.2.  REPRESENTATIONS AND WARRANTIES.  Each of the representations
                   ------------------------------
and warranties made by the Borrower in or pursuant to this Agreement or any of the other Amendment Documents (as defined below) shall be true and correct in all material respects on and as of the Effective Date with the same full force and effect as if made and repeated on and as of such date.

     SECTION 3.3.  AMENDMENT FEE.  The Bank shall have received an amendment fee
                   -------------
in the amount of $3,000.

     SECTION 3.4.  CONSENTS AND WAIVERS.  The Bank shall have received consents
                   --------------------
from the holders of subordinated indebtedness to permit the transactions and arrangements contemplated by this Agreement and the other Amendment Documents, and an acknowledgement that all Indebtedness under the Loan Document constitutes Senior Indebtedness under all applicable subordination agreements.

     SECTION 3.5.  COSTS AND EXPENSES.  Borrower shall have paid directly to
                   ------------------
Bingham Dana LLP, in accordance with the Loan Agreement, the legal fees and expenses incurred by the Bank in connection with the preparation, negotiation and execution and delivery of this Agreement and the other Amendment Documents, and the implementation of the transactions contemplated hereby and thereby.

The term "AMENDMENT DOCUMENTS," as used herein, shall mean this Agreement, and
          -------------------
the Revolving Note.

                                  ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

     The Borrower represents and warrants to and covenants with the Bank as follows:

     SECTION 4.1.  REPRESENTATIONS IN LOAN DOCUMENTS.  Each of the
                   ---------------------------------
representations and warranties made by or on behalf of the Borrower to the Bank in the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date hereof, except (a) as affected by the consummation of the transactions contemplated by the Loan Documents (including this Agreement) and (b) to the extent that any such representation or warranty relates by its express terms solely to a prior date.

     SECTION 4.2.  CORPORATE AUTHORITY, ETC.  The execution and delivery by the
                   -------------------------
Borrower of this Agreement and the other Amendment Documents and the performance by the Borrower of its agreements and obligations under this Agreement and the other Amendment Documents have been duly and properly authorized by all necessary action on the part of the Borrower, and do not and will not conflict with, result in any violation of, or constitute any default under (a) any provision of any governing document of the Borrower, (b) any contractual obligation of the Borrower, or (c) any applicable law. The Borrower has delivered to the Bank true and complete copies of resolutions of its Board of Directors and all necessary consents of stockholders with respect to the transactions contemplated by the Amendment Documents.

     SECTION 4.3.  VALIDITY, ETC.  This Agreement and each of the other
                   -------------
Amendment Documents has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally and to general equitable principles. The Borrower hereby ratifies and confirms all of its obligations to the Bank in all respects.

     SECTION 4.4.  NO DEFAULTS.  After giving effect to this Agreement, no
                   -----------
Defaults or Events of Default are or will be continuing under the Loan
Agreement.

                                   ARTICLE V

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

     Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Loan Agreement and each of the other Loan Documents, and all rights and remedies of the Bank under the Loan Agreement and the other Loan Documents, shall remain unaltered. This Agreement is a Loan Document for all purposes of the Loan Agreement. This Agreement and the rights and obligations hereunder of each of the parties hereto shall in all respects be construed in accordance with and governed by the internal laws of the State of California. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed by their respective authorized officers as of the date first above written.


                                        THE BORROWER:
                                        ------------

                                        ROWECOM, INC.


                                        By:____________________________
                                              Name:
                                              Title:

                                        THE BANK:
                                        --------

                                        IMPERIAL BANK


                                        By:____________________________
                                              Name:
                                              Title: